Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2022
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2021	2022
	$	$
Furniture, fixtures and equipment	11,119,445	9,160,115
Leasehold improvements	5,269,934	4,238,863
Buildings	12,085,843	11,742,004
Motor vehicles	1,120,551	806,712

Total	29,595,773	25,947,694
Accumulated depreciation	(12,928,492)	(11,743,331)

Property and equipment, net	16,667,281	14,204,363